December 7, 1998


     Re:  Bailard, Biehl & Kaiser International Equity Fund
          Bailard, Biehl & Kaiser International Bond Fund

Dear Stockholder:

On January 1, 1999, eleven major European countries participating in the European Economic and Monetary Union ("EMU") will adopt a single currency, the Euro, overseen by the European Central Bank. Beginning on the first business day of 1999, most securities denominated in the currencies of participating countries will be redenominated in Euros.

While Bailard, Biehl & Kaiser ("BB&K") expects this to be a positive event for European markets in the long run, as would be expected with any undertaking of this magnitude, there are areas of uncertainty involving the actual conversion and the market's reaction to the conversion. These areas may include, but are not limited to, the ability of financial institutions to prepare their operating systems and the creation of suitable clearing and payment systems for the new currency. These and other factors, including political and economic risk, could cause market disruptions before or after the introduction of the Euro. While there can be no assurance that the Bailard, Biehl & Kaiser Funds will not be adversely affected, BB&K is taking steps to effect the Funds' transition to the Euro as smoothly as possible.

Your continued support of the Bailard, Biehl & Kaiser Funds is appreciated. If you have any questions regarding this matter or your account in general, please feel free to contact your investment counselor or our client service department at 800-882-8383.

Sincerely,

Burnice E. Sparks, Jr.
President



      THIS CONSTITUTES A SUPPLEMENT TO THE PROSPECTUSES OF THE BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND, AND THE BAILARD, BIEHL & KAISER INTERNATIONAL BOND FUND, DATED JANUARY 27, 1998.